UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Allspring Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Multi-Sector Income Fund (ERC)
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Multi-Sector Income Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Multi-Sector Income Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Multi-Sector Income Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Multi-Sector Income Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic
product (GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation
easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Multi-Sector Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders
• On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the
Fund at an annual minimum fixed rate of 8 % based on the Fund’s average monthly net asset value per share over the prior
12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Allspring Multi-Sector Income Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.
Strategy summary
The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve consisting of below investment-grade (high yield) debt; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment-grade corporate bonds.

Adviser	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Christopher Y. Kauffman, CFA, Chris Lee, CFA, Michael Lee, Alex Perrin, Michael J. Schueller, CFA, Lauren van Biljon, CFA, Noah Wise, CFA

Average annual total returns (%) as of October 31, 2023[1]

	1 year	5 year	10 year
Based on market value	5.74	3.99	4.41
Based on net asset value (NAV)	7.99	2.97	3.89
Multi-Sector Income Blended Index[2]	6.09	1.53	2.10
Bloomberg U.S. Credit Bond Index[3]	2.69	0.78	1.79
Bloomberg U.S. Securitized Index[4]	-0.59	-0.90	0.42
ICE BofA U.S. High Yield Constrained Index[5]	5.89	2.88	3.78
J.P. Morgan GBI-EM Global Diversified Composite Index[6]	13.50	0.29	-1.16
J.P. Morgan Global Government Bond Index (ex U.S.)[7]	-0.29	-4.64	-2.66
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended October 31, 2023, was 3.40% which includes 2.44% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofA U.S. High Yield Constrained Index, 18% J.P. Morgan
GBI-EM Global Diversified Composite Index, 7.5% Bloomberg U.S. Credit Bond Index, 7.5% Bloomberg U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond
Index (ex U.S.). You cannot invest directly in an index.

[3]
The Bloomberg U.S. Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Government/Corporate Bond Index,
Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You cannot invest directly in an index.

[4]
The Bloomberg U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.

[5]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2023. ICE
Data Indices, LLC. All rights reserved.

[6]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.
[7]
The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets:  Australia, Belgium, Canada,
Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Multi-Sector Income Blended Index, Bloomberg U.S. Credit Bond Index, Bloomberg
U.S. Securitized Index, ICE BofA U.S. High Yield Constrained Index, J.P. Morgan GBI-EM Global Diversified Composite Index and J.P. Morgan Global Government Bond Index
(ex U.S.). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Multi-Sector Income Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. The Fund is exposed to mortgage- and asset-backed securities risk. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 13.

8 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 5.74% for the 12-month period that ended October 31, 2023. During the same period, the Fund’s return based on its net asset value (NAV) was 7.99%. Based on its market value, the Fund underperformed, but based on its NAV, it outperformed the Multi-Sector Income Blended Index, which returned 6.09% for the period.
Spreads varied during the 12-month period.
For the 12-month period that ended October 31, 2023, spreads (the difference in yields over Treasuries) on investment-grade corporates on average tightened 5 basis points (bps; 100 bps equal 1.00%) with industrials and utilities tightening 9 bps and 7 bps, respectively, and financials widening 7 bps. Spreads in securitized sectors ended the 12-month period mixed, with asset-backed securities (ABS) and collateralized loan obligation (CLO) securities tightening an average of 38 bps and 20 bps, respectively, while commercial mortgage-backed securities (CMBS) widened between 14 bps and 411 bps, respectively, for AAA- and BBB-rated securities.

Ten largest holdings (%) as of October 31, 2023[1]
Indonesia, 7.00%, 9-15-2030	2.72
Colombia TES, 5.75%, 11-3-2027	1.85
Geo Group, Inc., 12.45%, 3-23-2027	1.85
Hungary, 1.50%, 4-22-2026	1.74
International Bank for Reconstruction & Development, 9.50%, 2-9-2029	1.60
Mexico, 7.75%, 5-29-2031	1.56
Romania, 5.00%, 2-12-2029	1.49
New Zealand, 3.50%, 4-14-2033	1.32
Colombia TES, 7.75%, 9-18-2030	1.31
Mexico, 8.50%, 5-31-2029	1.31

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The U.S. economy proves its resiliency.
The U.S. economy continued its normalization path and defied recession expectations over the past 12 months, with annualized gross domestic product rising 4.9% quarter over quarter in the period that ended in September 2023. Consumption remained resilient and continued to gradually shift back into services as strong real disposable income growth and rapid drawdowns in excess savings outweighed historically low consumer sentiment and tight credit lending standards. Business investment also contributed to the resiliency of growth as the tailwinds provided through “Bidenomics” spurred significant investment in domestic manufacturing.
The U.S. housing market defied expectations as well, as historically low existing home supply provided a floor for home price moderation and the undersupply of homes stemming from the Global Financial Crisis resulted in record levels of multi-family construction. Corporate and consumer balance sheets weathered through decades-high inflation, elevated geopolitical tensions, and the regional banking crisis and remained in solid, albeit deteriorating, shape.
With resilient core growth, calls for the U.S. to avoid a recession increasingly became the consensus despite the list of headwinds facing the U.S. economy remaining elevated.
The labor market finished the year tight as the unemployment rate held near historic lows and continuing claims remained subdued. Labor demand began to gradually normalize from historically tight levels with drops in both the vacancy ratio and the quits rate. However, labor supply remained constrained. Wage growth fell from its peak but remained elevated, with average hourly earnings finishing the year rising 4.1% year over year.
Price pressures dissipated, with the U.S. headline Consumer Price Index (CPI)* dropping from 8.2% to 3.7% year over year as of September 2023. Declining goods demand, tame energy prices, and falling food prices all helped lower headline inflation. Core CPI** also improved but at a slower pace, dropping from 6.6% to 4.1% year over year as of September 2023, as core services disinflation proved to be slow. The Federal Reserve (Fed) increased the federal funds rate a total of 225 bps over the past 12 months and continued to reduce the size of its balance sheet. The U.S. economy has digested the brisk pace of monetary tightening quite well. However, the story remains to be finished, with inflation and wage growth measures still above the Fed’s target and the full effects of monetary tightening yet to be seen. This all suggests elevated economic uncertainty is likely to continue.
High yield market performed well.
U.S. high yield and leveraged loans performed well over the past 12 months as a modest uptick in yields was more than offset by strong interest income, tighter credit spreads, and limited defaults. As a result, high yield generated mid-single-digit total returns and leveraged loans generated high-single-digit returns over the period. Robust economic growth and a decelerating pace of inflation helped boost corporate fundamentals as companies remained profitable and generated strong cash flow. Credit rating migration remained positive as upgrades outpaced downgrades. Conversely, tighter monetary policy and higher base rates with the federal funds rate rising to a range of 5.25% to 5.50% put increasing pressure on marginal credits—particularly those with variable-rate bank funding. As a result, default rates pushed higher over the year, from 1% to about 2.3% as of October 31, 2023. Commodity-based sectors,
*
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

Allspring Multi-Sector Income Fund | 9

Performance highlights (unaudited)
such as energy, outperformed over the course of the year whereas higher-rated, longer-duration sectors, such as utilities, lagged. However, idiosyncratic dispersion across most sectors increased because of tighter financial conditions.
It was a transitional time for the global economy.
It’s remarkable to look back at the past 12 months and see the volatile, yet largely sideways, range in which markets have traded. It’s been a transitional time for the global economy with investors struggling to price the impact of sharply higher interest rates on growth and inflation. The rate of inflation is off its highs but still above target, while economic growth has held up better than expected.
Mortgage/Corporate sleeve positioning was adjusted slightly.
The Fund’s mortgage/corporate sleeve’s allocation to corporate bonds remained unchanged at 45% over the period, with a 1% increase to financials offset by a similar decline in industrials. Within securitized bonds, the Fund’s exposure declined 1.5%, with CMBS, collateralized mortgage obligations (CMOs), and CLOs down 4%, 2.5% and 1%, respectively, and ABS up 6%.
The high yield sleeve was short on duration with tighter spreads.
At the end of October, the high yield sleeve remains short of the index—overweight the 1- to 5-year segment. We favor Bs over BBs and CCCs. By sector, the Fund is overweight electric generation, air transportation, and gas distribution and underweight telecom-wireline, chemicals, and gaming. Relative to the index, the high yield sleeve is short on duration, lower in yield, and slightly tighter in spread.
Main changes to the international portfolio included more exposure to Eastern Europe and Africa.
At the regional level, sleeve exposure to Eastern Europe and Africa was increased during the reporting period. At the country level, this reflects increased positions in Hungary and South Africa as well as a new position in the United Kingdom. Within the Latin American allocation, we reduced positions in Mexico and Brazil to add to Colombia. Overall sleeve duration was kept stable, with the focus on taking advantage of opportunities in individual markets as they arose.
Contributors included duration and curve positioning, allocations to ABS and CLOs, and security selection within the industrials sector.
Duration and curve positioning were the largest contributors to securitized sector performance. The Fund’s allocations to AAA-rated broadly syndicated loan CLOs and higher-yielding ABS sectors were the primary contributors. Within the corporate sector, security selection within industrials was the primary contributor.
Top international contributors included Colombia and Romania.
Exposure to the bond markets of Colombia and Romania have been excellent value-adds over the reporting period, with currency gains versus the U.S. dollar adding a little extra to overall returns. Good gains on the Hungarian forint and Mexican peso meant positions here were positive contributors as well.
Credit quality as of October 31, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Detractors included CMBS, CMOs, and certain areas within the corporate sector.
Within securitized sectors, the Fund’s allocation to CMBS was the primary detractor from performance, with lower-rated securities detracting the most. Agency and private-label CMOs detracted from performance to a lesser degree. Within the corporate sector, the Fund’s overweight allocation to financials and underweight to utilities detracted modestly, as did security selection within sovereigns.

10 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
Detractors included developed market sovereign bonds.
Developed market sovereign bonds underperformed emerging market sovereign bonds over the past year, and the Fund’s exposure to New Zealand and the U.K. was a detractor over the reporting period. On the currency front, positions in the South African rand and Indonesian rupiah were small detractors given modest underperformance against the U.S. dollar.
The high yield sleeve’s performance was mixed.
Not factoring in leverage, the high yield portfolio was flat against the benchmark for the 12-month period. In October 2022, the portfolio was overweight air transportation, electric generation, and oilfield equipment and services and underweight telecom-wireline, gaming, and personal and household products. By rating, the Fund was overweight Bs and BBBs and underweight BBs and CCCs. The Fund was overweight to the less-than-five-year segment. Relative to the ICE BofA U.S. High Yield Constrained Index, the Fund was short on duration, lower in yield, and tighter on spread.
For the 12-month period that ended October 2023, technology and property and casualty insurance were the strongest contributing sectors within high yield, while brokerage/asset managers and electric utilities were the most detrimental sectors. Fly Leasing and The GEO Group were our best performers, while Resolute Investment Managers (American Beacon) and Enviva were the worst. Not holding iHeart Communications was positive, while not holding Carvana hurt relative performance as it rallied in the index. By rating, our overweight to single-Bs and underweight to BBs helped performance, while our underweight to CCCs and overweight to BBBs were detrimental. Our underweight to the segment seven years and out hurt.
Effective maturity distribution as of October 31, 2023[1]

7%
0-1 year
28%
1-3 year(s)
27%
3-5 years
34%
5-10 years
2%
10-20 years
2%
20-30 years

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Leverage had a positive impact.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of October 31, 2023, the Fund had approximately 31% in leverage as a percentage of total assets.
Geographic allocation as of October 31, 2023[1]

71%
North America
8%
Europe
6%
Latin America
5%
Asia/Pacific ex-Japan
1%
Caribbean
9%
Other

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
International outlook
U.S. markets have accepted the reality that the Fed is likely to keep rates in restrictive territory for longer and expectations for a recession have been pushed into 2024. We see this acceptance as healthy, and we feel that rates markets have now priced in a more realistic set of assumptions. Sovereign yields in the U.S. and many other jurisdictions are at their highest levels in more than a decade, increasing the breakeven points across many markets. This allows us to look for opportunities to add to our duration positioning over the coming quarters.
We do not expect an immediate recession in the U.S., but we believe that growth trends and credit conditions will continue to weaken. Current credit valuations leave little compensation for anything other than a no-recession scenario, however, which has driven our bias toward interest rate exposure and non-benchmark, though high-quality, plus exposures. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.
The outlook for U.S. high yield and leveraged loans is mixed. With both segments of the market yielding close to 10%, valuations appear attractive. Current yields provide considerable cushion for investors to weather higher price volatility and an uptick in defaults going forward. In addition, many high yield credits have successfully transitioned to a higher inflation, higher volatility, tighter monetary policy environment. Much success is due to well-funded balance sheets with low-cost debt. However, broad-based credit fundamentals are slowly eroding as tighter monetary policy and higher interest costs start to bite.
Default rates are expected to rise toward 4% to 6% over the next 12 to 24 months as the economy slows to below-trend growth while idiosyncratic dispersion is likely to remain high. Small to midsize borrowers heavily dependent on variable-rate bank debt are particularly vulnerable to economic shocks in this environment. Successfully navigating the market will be heavily dependent on deft security selection and deep credit analysis.

Allspring Multi-Sector Income Fund | 11

Performance highlights (unaudited)
Outlook:  Moderating inflation and lower interest rates.
Looking into the year ahead, we see scope for good performance from emerging market fixed income. Slowing inflation and stable bond yields pushed real yields higher in the third quarter of 2023—and to levels above long-term averages—resulting in generous valuations. Teamed with the higher level of absolute yield is the prospect of lower interest rates. With inflation expected to continue to moderate in 2024, look for emerging market central banks (particularly in Eastern Europe and Latin America) to continue their cautious easing of interest rates.

12 | Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Objective, strategies and risks
Investment objective
The Fund seeks to provide a high level of current income consistent with limiting its overall exposure to domestic interest rate risk. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the Fund.
Principal investment strategies
The Fund allocates its assets between three separate investment strategies, or sleeves.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve with an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments).
For purposes of the sleeve’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the sleeve will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The sleeve’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year ended October 31, 2023: There were no material changes to the high yield bond sleeve during the fiscal year ended October 31, 2023.
International/Emerging Markets Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-40% of its total assets to an investment strategy that focuses on developed and emerging market debt securities, including obligations of foreign governments or governmental entities, foreign corporations, or supranational agencies denominated in various currencies. Within this sleeve, the Fund invests in at least three countries or supranational agencies.

Allspring Multi-Sector Income Fund | 13

Objective, strategies and risks (unaudited)
Up to 10% of the debt securities in the sleeve may be below investment grade. The weighted average credit quality of the sleeve is expected to be investment grade.
Currency is managed as a separate asset class. We may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies. The sleeve may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.
While we may purchase securities of any maturity or duration, under normal circumstances, we expect this sleeve of the Fund’s portfolio to maintain a dollar-weighted average effective maturity of between 5 and 14 years, and a dollar-weighted average effective duration of between 3 1/2 and 10 years. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in this sleeve of the Fund. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.
We use proprietary models and systems to assess and highlight areas of relative value around the world. Model-driven forecasts are created using fundamental economic inputs to generate economic forecasts on the global bond markets. With these forecasts, an optimization process accounts for multiple iteration scenarios to create, what we believe to be, an optimal portfolio strategy. The output of the model process is intended to provide relative valuations for determining an over, or underweight of country-specific bond markets. Similarly, currencies are valued for their potential returns or to hedge currency exposure. These macro ‘top-down’ quantitative models are used in conjunction with our investment expertise and aligned with a ‘bottom-up’ security selection process. Each of our quantitative models and investment expertise are equally important in our security selection process.
Sell decisions with respect to this sleeve are valuation-driven based on our models and our fundamental analysis. We may also sell a security held by this sleeve of the Fund due to changes in portfolio strategy or cash flow needs.
Material Changes During the Fiscal Year ended October 31, 2023: There were no material changes to the international/emerging markets bond sleeve of the Fund during the fiscal year ended October 31, 2023.
Mortgage/Corporate Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-30% of its total assets to an investment strategy that focuses on adjustable-rate and fixed-rate mortgage backed securities (including collateralized mortgage obligations (“CMOs”) and asset-backed securities) and investment grade corporate bonds. Mortgage backed securities in which the sleeve invests may include both non-agency mortgage securities and securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. The sleeve may invest in securities with a broad range of maturities.
Under normal circumstances, we expect to maintain an average weighted credit quality rating for the sleeve of investment-grade (BBB-/Baa3 or better). As part of our mortgage-backed securities investment strategy, we may enter into dollar roll transactions for this sleeve of the Fund.
We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
Material Changes During the Fiscal Year ended October 31, 2023: There were no material changes to the mortgage/corporate bond sleeve of the Fund during the fiscal year ended October 31, 2023.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund currently utilizes leverage principally through bank borrowings. The Fund may also enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage.

14 | Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategies employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 10% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management

Allspring Multi-Sector Income Fund | 15

Objective, strategies and risks (unaudited)
and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
•  As a hedge against adverse changes in securities market prices or interest rates; and
•  As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

16 | Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks

Allspring Multi-Sector Income Fund | 17

Objective, strategies and risks (unaudited)
to the Fund. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market

18 | Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
Sovereign Debt Risk. Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Allspring Multi-Sector Income Fund | 19

Portfolio of investments—October 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.15%
FHLMC	8.50%	7-1-2028	$5,054	$5,134
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.56	2-1-2037	38,784	39,496
FHLMC (5 Year Treasury Constant Maturity+2.11%)±	2.65	9-1-2032	207,945	194,559
FHLMC Series 2390 Class FD (30 Day Average U.S. SOFR+0.56%)±	5.88	12-15-2031	4,620	4,599
FHLMC Series 2567 Class FH (30 Day Average U.S. SOFR+0.51%)±	5.83	2-15-2033	20,593	20,410
FNMA	6.00	4-1-2033	40,193	39,876
FNMA Series 1997-20ƒ±±	1.84	3-25-2027	5,831	22
FNMA Series 2001-25 Class Z	6.00	6-25-2031	20,768	20,508
FNMA Series 2001-35 Class F (30 Day Average U.S. SOFR+0.71%)±	6.04	7-25-2031	1,490	1,482
FNMA Series 2001-57 Class F (30 Day Average U.S. SOFR+0.61%)±	5.94	6-25-2031	1,500	1,495
FNMA Series 2002-77 Class FH (30 Day Average U.S. SOFR+0.51%)±	5.84	12-18-2032	7,786	7,744
FNMA Series 2002-97 Class FR (30 Day Average U.S. SOFR+0.66%)±	5.99	1-25-2033	2,265	2,253
GNMA	6.50	6-15-2028	7,552	7,619
GNMA Series 2019-H06 Class HIƒ±±	1.82	4-20-2069	2,464,492	59,215
Total agency securities (Cost $471,174)				404,412
Asset-backed securities: 4.94%
ABFC Trust Series 2003-AHL1 Class A1	3.68	3-25-2033	67,148	64,946
ACRES Commercial Realty Ltd. Series 2021-FL2 Class A (U.S. SOFR 1 Month+1.51%)144A±	6.85	1-15-2037	500,000	491,277
Aligned Data Centers Issuer LLC Series 2021-1A Class A2144A	1.94	8-15-2046	900,000	784,118
Aqua Finance Trust Series 2021-A Class A144A	1.54	7-17-2046	374,060	328,105
Bear Stearns Asset-Backed Securities Trust Series 2002-2 Class A1 (U.S. SOFR 1 Month+0.77%)±	6.10	10-25-2032	9,868	9,814
BRSP Ltd. Series 2021-FL1 Class A (U.S. SOFR 1 Month+1.26%)144A±	6.60	8-19-2038	330,679	321,155
Centex Home Equity Loan Trust Series 2002-A Class AF6	5.54	1-25-2032	5,272	5,062
Five Guys Funding LLC Series 2017-1A Class A2144A	4.60	7-25-2047	985,000	967,969
GSAA Home Equity Trust Series 2004-5 Class AF5	4.36	6-25-2034	1	1
HGI CRE CLO Ltd. Series 2021-FL1 Class A (U.S. SOFR 1 Month+1.16%)144A±	6.50	6-16-2036	245,430	238,681
Home Partners of America Trust Series 2021-1 Class D144A	2.48	9-17-2041	892,287	721,820
MF1 Ltd. Series 2022-FL8 Class C (U.S. SOFR 1 Month+2.20%)144A±	7.53	2-19-2037	1,000,000	956,299
Mid-State Trust XI Series 11 Class A1	4.86	7-15-2038	62,250	59,939
New Century Home Equity Loan Trust Series 2004-3 Class M1 (U.S. SOFR 1 Month+1.04%)±	6.37	11-25-2034	675,270	640,169
Octane Receivables Trust Series 2022-1A Class A2144A	4.18	3-20-2028	588,464	579,143
Parallel Ltd. Series 2021-1A Class D (U.S. SOFR 3 Month+3.71%)144A±	9.11	7-15-2034	1,000,000	901,692
The accompanying notes are an integral part of these financial statements.
20 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
PFS Financing Corp. Series 2021-A Class A144A	0.71%	4-15-2026	$1,000,000	$975,058
Sound Point Clo VIII-R Ltd. Series 2015-1RA Class BR (U.S. SOFR 3 Month+1.81%)144A±	7.21	4-15-2030	1,000,000	988,603
Starwood Ltd. Series 2022-FL3 Class A (30 Day Average U.S. SOFR+1.35%)144A±	6.67	11-15-2038	1,200,000	1,158,141
Store Master Funding I-VII XIV XIX XX XXIV Series 2023-1A Class A1144A	6.19	6-20-2053	498,958	477,105
Store Master Funding I-VII Series 2018-1A Class A2144A	4.29	10-20-2048	496,842	449,708
Terwin Mortgage Trust Series TMTS Series 2003-6HE Class A3 (U.S. SOFR 1 Month+1.25%)±	6.58	11-25-2033	96,845	83,646
TRTX Issuer Ltd. Series 2022-FL5 Class A (30 Day Average U.S. SOFR+1.65%)144A±	6.97	2-15-2039	500,000	485,625
Vantage Data Centers LLC Series 2020-1A Class A2144A	1.65	9-15-2045	900,000	815,212
Westgate Resorts LLC Series 2022-1A Class C144A	2.49	8-20-2036	536,023	504,442
Total asset-backed securities (Cost $13,473,778)				13,007,730

	Shares
Common stocks: 0.19%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA♦†	90	0
Energy: 0.19%
Energy equipment & services: 0.19%
Bristow Group, Inc.†	18,989	496,372
Total common stocks (Cost $221,145)		496,372

			Principal
Corporate bonds and notes: 67.21%
Communications: 10.38%
Advertising: 0.72%
Clear Channel Outdoor Holdings, Inc.144A	7.50	6-1-2029	$605,000	440,371
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	685,000	667,176
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	935,000	750,337
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00	8-15-2027	50,000	44,414
				1,902,298
Internet: 2.73%
Arches Buyer, Inc.144A	4.25	6-1-2028	500,000	414,149
Arches Buyer, Inc.144A	6.13	12-1-2028	1,235,000	997,534
Cablevision Lightpath LLC144A	3.88	9-15-2027	605,000	492,146
Cablevision Lightpath LLC144A	5.63	9-15-2028	140,000	104,760
Match Group Holdings II LLC144A	5.63	2-15-2029	2,741,000	2,474,197
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 21

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Internet(continued)
Uber Technologies, Inc.144A	4.50%	8-15-2029	$2,060,000	$1,816,786
Uber Technologies, Inc.144A	8.00	11-1-2026	885,000	891,241
				7,190,813
Media: 6.23%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	3,690,000	2,665,297
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	1,900,000	1,523,487
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	250,000	191,374
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	150,000	134,691
Charter Communications Operating LLC/Charter Communications Operating Capital	5.05	3-30-2029	675,000	624,387
CSC Holdings LLC144A	4.63	12-1-2030	625,000	316,951
CSC Holdings LLC144A	5.75	1-15-2030	1,480,000	774,291
CSC Holdings LLC144A	11.25	5-15-2028	705,000	672,439
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.144A	5.88	8-15-2027	415,000	363,638
DISH Network Corp.144A	11.75	11-15-2027	600,000	594,336
Gray Escrow II, Inc.144A	5.38	11-15-2031	2,300,000	1,449,578
Gray Television, Inc.144A	4.75	10-15-2030	1,850,000	1,186,105
Nexstar Media, Inc.144A	5.63	7-15-2027	750,000	674,971
Scripps Escrow II, Inc.144A	5.38	1-15-2031	2,425,000	1,505,731
Scripps Escrow, Inc.144A	5.88	7-15-2027	640,000	478,400
Sirius XM Radio, Inc.144A	4.13	7-1-2030	1,995,000	1,584,060
Townsquare Media, Inc.144A	6.88	2-1-2026	1,785,000	1,650,158
				16,389,894
Telecommunications: 0.70%
CommScope, Inc.144A	4.75	9-1-2029	275,000	187,687
CommScope, Inc.144A	6.00	3-1-2026	1,195,000	1,003,777
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	5.15	3-20-2028	675,000	664,243
				1,855,707
Consumer, cyclical: 11.63%
Airlines: 0.90%
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A	3.90	1-15-2026	679,093	615,963
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	885,000	653,899
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.144A	6.50	6-20-2027	750,000	740,908
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	505,000	372,438
				2,383,208
Apparel: 0.66%
Crocs, Inc.144A	4.13	8-15-2031	425,000	322,982
The accompanying notes are an integral part of these financial statements.
22 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Apparel(continued)
Crocs, Inc.144A	4.25%	3-15-2029	$1,150,000	$943,000
Hanesbrands, Inc.144A	4.88	5-15-2026	505,000	464,002
				1,729,984
Auto manufacturers: 1.12%
Ford Motor Co.	3.25	2-12-2032	645,000	486,813
Ford Motor Co.	4.75	1-15-2043	1,010,000	701,578
Ford Motor Credit Co. LLC	4.00	11-13-2030	590,000	485,975
Ford Motor Credit Co. LLC	4.39	1-8-2026	1,340,000	1,270,189
				2,944,555
Auto parts & equipment: 0.26%
Cooper Tire & Rubber Co.	7.63	3-15-2027	705,000	685,182
Distribution/wholesale: 0.56%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	1,485,000	1,471,416
Entertainment: 2.58%
CCM Merger, Inc.144A	6.38	5-1-2026	2,610,000	2,470,567
Churchill Downs, Inc.144A	4.75	1-15-2028	1,415,000	1,267,168
Churchill Downs, Inc.144A	6.75	5-1-2031	205,000	189,113
Cinemark USA, Inc.144A	5.25	7-15-2028	800,000	690,942
Cinemark USA, Inc.144A	5.88	3-15-2026	455,000	432,035
Cinemark USA, Inc.144A	8.75	5-1-2025	603,000	609,356
Live Nation Entertainment, Inc.144A	3.75	1-15-2028	735,000	642,390
Live Nation Entertainment, Inc.144A	5.63	3-15-2026	528,000	505,661
				6,807,232
Home builders: 0.33%
Taylor Morrison Communities, Inc.144A	5.13	8-1-2030	255,000	214,303
Tri Pointe Homes, Inc.	5.70	6-15-2028	735,000	654,408
				868,711
Housewares: 0.39%
Newell Brands, Inc.	5.20	4-1-2026	1,080,000	1,019,685
Leisure time: 1.12%
Carnival Holdings Bermuda Ltd.144A	10.38	5-1-2028	1,200,000	1,279,457
NCL Corp. Ltd.144A	5.88	3-15-2026	950,000	852,625
NCL Corp. Ltd.144A	5.88	2-15-2027	360,000	331,369
NCL Corp. Ltd.144A	7.75	2-15-2029	560,000	488,762
				2,952,213
Retail: 3.71%
Bath & Body Works, Inc.144A	6.63	10-1-2030	730,000	675,831
Dave & Buster’s, Inc.144A	7.63	11-1-2025	350,000	347,375
FirstCash, Inc.144A	4.63	9-1-2028	1,010,000	885,874
LBM Acquisition LLC144A	6.25	1-15-2029	380,000	300,200
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	1,625,000	1,466,689
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 23

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Retail(continued)
Macy’s Retail Holdings LLC144A	5.88%	4-1-2029	$1,200,000	$1,057,920
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	1,045,000	863,024
Michaels Cos., Inc.144A	7.88	5-1-2029	1,160,000	646,700
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	1,220,000	1,141,205
Nordstrom, Inc.	4.00	3-15-2027	750,000	662,077
PetSmart, Inc./PetSmart Finance Corp.144A	4.75	2-15-2028	865,000	765,420
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	1,030,000	948,262
				9,760,577
Consumer, non-cyclical: 8.43%
Commercial services: 4.48%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	1,460,000	1,054,850
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	600,000	561,900
CoreCivic, Inc.	8.25	4-15-2026	3,070,000	3,108,156
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	1,725,000	1,285,850
PECF USS Intermediate Holding III Corp.144A	8.00	11-15-2029	1,470,000	697,339
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	6.25	1-15-2028	740,000	686,204
Sabre Global, Inc.144A	8.63	6-1-2027	187,000	155,089
Sabre Global, Inc.144A	11.25	12-15-2027	2,140,000	1,905,639
Service Corp. International	7.50	4-1-2027	1,125,000	1,131,335
Upbound Group, Inc.144A	6.38	2-15-2029	1,410,000	1,212,600
				11,798,962
Food: 0.70%
B&G Foods, Inc.	5.25	9-15-2027	375,000	308,629
B&G Foods, Inc.144A	8.00	9-15-2028	1,580,000	1,539,697
				1,848,326
Healthcare-services: 3.15%
Catalent Pharma Solutions, Inc.144A	5.00	7-15-2027	960,000	856,656
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	665,000	472,252
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	40,000	30,300
CHS/Community Health Systems, Inc.144A	8.00	3-15-2026	520,000	475,309
CommonSpirit Health	3.82	10-1-2049	750,000	493,831
IQVIA, Inc.144A	6.50	5-15-2030	915,000	887,550
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	530,000	457,093
Select Medical Corp.144A	6.25	8-15-2026	1,320,000	1,283,858
Star Parent, Inc.144A	9.00	10-1-2030	1,030,000	1,022,156
Tenet Healthcare Corp.	4.88	1-1-2026	775,000	742,763
Tenet Healthcare Corp.144A	6.75	5-15-2031	1,650,000	1,566,895
				8,288,663
Pharmaceuticals: 0.10%
CVS Pass-Through Trust	6.04	12-10-2028	268,370	265,448
The accompanying notes are an integral part of these financial statements.
24 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Energy: 12.52%
Energy-alternate sources: 2.34%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50%	1-15-2026	$3,925,000	$2,757,313
TerraForm Power Operating LLC144A	4.75	1-15-2030	1,480,000	1,250,600
TerraForm Power Operating LLC144A	5.00	1-31-2028	2,345,000	2,148,301
				6,156,214
Oil & gas: 3.59%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	1,470,000	1,460,210
Apache Corp.	4.38	10-15-2028	750,000	670,290
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	2,405,000	2,344,875
Hilcorp Energy I LP/Hilcorp Finance Co.144A	5.75	2-1-2029	845,000	760,737
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	4-15-2030	145,000	128,728
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	300,000	262,792
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	760,000	710,556
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	4-15-2032	145,000	126,629
Nabors Industries Ltd.144A	7.50	1-15-2028	840,000	741,888
Nabors Industries, Inc.144A	7.38	5-15-2027	1,030,000	957,601
Southwestern Energy Co.	4.75	2-1-2032	740,000	636,391
Southwestern Energy Co.	8.38	9-15-2028	650,000	671,144
				9,471,841
Oil & gas services: 1.38%
Bristow Group, Inc.144A	6.88	3-1-2028	2,110,000	1,954,387
Oceaneering International, Inc.	6.00	2-1-2028	1,580,000	1,449,650
Oceaneering International, Inc.144A	6.00	2-1-2028	250,000	229,375
				3,633,412
Pipelines: 5.21%
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	690,346
Buckeye Partners LP	5.85	11-15-2043	1,125,000	795,015
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	1,550,000	1,348,114
DT Midstream, Inc.144A	4.13	6-15-2029	300,000	257,943
DT Midstream, Inc.144A	4.38	6-15-2031	725,000	602,083
EnLink Midstream LLC144A	6.50	9-1-2030	1,080,000	1,036,659
EnLink Midstream Partners LP	5.05	4-1-2045	1,025,000	734,818
EnLink Midstream Partners LP	5.60	4-1-2044	750,000	589,687
Harvest Midstream I LP144A	7.50	9-1-2028	760,000	720,140
Hess Midstream Operations LP144A	5.50	10-15-2030	445,000	403,973
Kinetik Holdings LP144A	5.88	6-15-2030	1,140,000	1,046,007
Rockies Express Pipeline LLC144A	4.95	7-15-2029	270,000	237,959
Rockies Express Pipeline LLC144A	6.88	4-15-2040	1,440,000	1,198,532
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	1,440,000	1,212,240
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	9-1-2031	370,000	311,344
Venture Global Calcasieu Pass LLC144A	6.25	1-15-2030	1,365,000	1,287,684
Venture Global LNG, Inc.144A	8.38	6-1-2031	1,300,000	1,240,531
				13,713,075
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 25

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Financial: 11.94%
Banks: 0.54%
Citigroup, Inc. Series V (U.S. SOFR+3.23%)ʊ±	4.70%	1-30-2025	$750,000	$670,613
JPMorgan Chase & Co. Series Q (U.S. SOFR 3 Month+3.51%)ʊ±	8.89	2-1-2024	750,000	751,571
				1,422,184
Diversified financial services: 4.16%
Enact Holdings, Inc.144A	6.50	8-15-2025	2,305,000	2,264,110
LPL Holdings, Inc.144A	4.38	5-15-2031	605,000	506,705
Nationstar Mortgage Holdings, Inc.144A	5.00	2-1-2026	825,000	766,835
Nationstar Mortgage Holdings, Inc.144A	6.00	1-15-2027	710,000	659,959
Navient Corp.	5.00	3-15-2027	700,000	614,831
Navient Corp.	5.88	10-25-2024	250,000	244,112
Navient Corp.%%	11.50	3-15-2031	70,000	69,867
OneMain Finance Corp.	5.38	11-15-2029	475,000	390,562
OneMain Finance Corp.	6.13	3-15-2024	375,000	373,996
OneMain Finance Corp.	7.13	3-15-2026	400,000	388,479
Oppenheimer Holdings, Inc.	5.50	10-1-2025	1,200,000	1,140,000
PRA Group, Inc.144A	5.00	10-1-2029	2,325,000	1,542,584
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.144A	4.00	10-15-2033	665,000	488,775
Synchrony Financial	5.15	3-19-2029	750,000	647,792
United Wholesale Mortgage LLC144A	5.50	11-15-2025	415,000	394,451
United Wholesale Mortgage LLC144A	5.50	4-15-2029	535,000	448,063
				10,941,121
Insurance: 3.79%
Allied World Assurance Co. Holdings Ltd.	4.35	10-29-2025	385,000	369,343
AmWINS Group, Inc.144A	4.88	6-30-2029	1,370,000	1,172,778
Assurant, Inc.	3.70	2-22-2030	750,000	621,579
AssuredPartners, Inc.144A	5.63	1-15-2029	1,090,000	924,680
Athene Holding Ltd.	4.13	1-12-2028	750,000	678,497
Brighthouse Financial, Inc.	4.70	6-22-2047	850,000	558,286
BroadStreet Partners, Inc.144A	5.88	4-15-2029	1,845,000	1,608,567
HUB International Ltd.144A	5.63	12-1-2029	415,000	357,407
HUB International Ltd.144A	7.25	6-15-2030	135,000	131,687
Liberty Mutual Group, Inc.144A	4.57	2-1-2029	750,000	695,652
MetLife, Inc.	6.40	12-15-2036	1,000,000	937,476
Prudential Financial, Inc. (3 Month LIBOR+2.38%)±	4.50	9-15-2047	750,000	657,309
Sammons Financial Group, Inc.144A	4.45	5-12-2027	750,000	684,454
Sompo International Holdings Ltd.	7.00	7-15-2034	575,000	574,254
				9,971,969
REITS: 3.45%
HAT Holdings I LLC/HAT Holdings II LLC144A	3.38	6-15-2026	340,000	299,274
HAT Holdings I LLC/HAT Holdings II LLC144A	6.00	4-15-2025	255,000	247,783
Iron Mountain, Inc.144A	4.50	2-15-2031	1,330,000	1,087,918
Iron Mountain, Inc.144A	5.25	7-15-2030	1,505,000	1,306,450
The accompanying notes are an integral part of these financial statements.
26 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
REITS(continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	4.25%	2-1-2027	$350,000	$305,755
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	1,120,000	1,064,642
MPT Operating Partnership LP/MPT Finance Corp.	3.50	3-15-2031	315,000	190,969
Omega Healthcare Investors, Inc.	4.50	4-1-2027	600,000	552,580
Service Properties Trust	4.35	10-1-2024	565,000	541,595
Service Properties Trust	4.75	10-1-2026	550,000	467,656
Service Properties Trust	5.25	2-15-2026	325,000	290,664
Service Properties Trust	7.50	9-15-2025	1,000,000	971,571
SITE Centers Corp.	4.70	6-1-2027	600,000	552,507
Starwood Property Trust, Inc.144A	4.38	1-15-2027	900,000	772,119
Starwood Property Trust, Inc.	4.75	3-15-2025	465,000	444,957
				9,096,440
Industrial: 6.43%
Aerospace/defense: 1.00%
Spirit AeroSystems, Inc.144A	7.50	4-15-2025	1,135,000	1,132,201
Spirit AeroSystems, Inc.144A	9.38	11-30-2029	265,000	272,137
TransDigm, Inc.	7.50	3-15-2027	1,240,000	1,238,482
				2,642,820
Building materials: 0.99%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	1,750,000	1,634,027
Emerald Debt Merger Sub LLC144A	6.63	12-15-2030	1,030,000	979,788
				2,613,815
Electronics: 0.22%
Keysight Technologies, Inc.	4.60	4-6-2027	600,000	572,237
Hand/machine tools: 1.04%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50	6-15-2028	1,260,000	1,272,260
Werner FinCo LP/Werner FinCo, Inc. (PIK at 14.50%)144A¥	14.50	10-15-2028	1,785,273	1,454,997
				2,727,257
Machinery-diversified: 0.58%
Chart Industries, Inc.144A	7.50	1-1-2030	200,000	196,397
Chart Industries, Inc.144A	9.50	1-1-2031	335,000	345,038
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	1,080,000	983,283
				1,524,718
Packaging & containers: 1.82%
Berry Global, Inc.144A	5.63	7-15-2027	1,310,000	1,250,431
Clearwater Paper Corp.144A	5.38	2-1-2025	1,585,000	1,599,265
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	1,410,000	1,123,882
Owens-Brockway Glass Container, Inc.144A	7.25	5-15-2031	885,000	809,775
				4,783,353
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 27

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal		Value
Trucking & leasing: 0.78%
Fortress Transportation & Infrastructure Investors LLC144A	5.50%	5-1-2028		$700,000	$636,519
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025		1,442,000	1,427,746
					2,064,265
Technology: 2.26%
Computers: 1.12%
Dell International LLC/EMC Corp.	6.02	6-15-2026		750,000	750,960
McAfee Corp.144A	7.38	2-15-2030		435,000	347,989
Seagate HDD	4.13	1-15-2031		972,000	770,141
Seagate HDD144A	8.25	12-15-2029		135,000	137,191
Seagate HDD144A	8.50	7-15-2031		915,000	931,070
					2,937,351
Software: 1.14%
AthenaHealth Group, Inc.144A	6.50	2-15-2030		665,000	543,468
Cloud Software Group, Inc.144A	6.50	3-31-2029		620,000	544,327
Cloud Software Group, Inc.144A	9.00	9-30-2029		880,000	749,395
SS&C Technologies, Inc.144A	5.50	9-30-2027		500,000	469,136
VMware, Inc.	3.90	8-21-2027		750,000	694,921
					3,001,247
Utilities: 3.62%
Electric: 3.62%
NextEra Energy Operating Partners LP144A	4.25	9-15-2024		16,000	15,120
NextEra Energy Operating Partners LP144A	4.50	9-15-2027		565,000	505,898
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025		740,244	734,692
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028		2,890,000	2,519,148
PG&E Corp.	5.25	7-1-2030		3,260,000	2,855,437
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026		1,285,000	1,169,350
Vistra Operations Co. LLC144A	5.63	2-15-2027		1,125,000	1,058,640
Vistra Operations Co. LLC144A	7.75	10-15-2031		690,000	666,002
					9,524,287
Total corporate bonds and notes (Cost $196,895,484)					176,960,480
Foreign corporate bonds and notes: 12.03%
Financial: 0.31%
Banks: 0.31%
Kreditanstalt fuer Wiederaufbau	5.80	1-19-2028	ZAR	17,500,000	824,413
Government securities: 11.72%
Multi-national: 11.72%
Asian Development Bank	6.00	2-5-2026	BRL	9,000,000	1,646,589
Asian Development Bank	6.20	10-6-2026	INR	34,000,000	395,053
Asian Infrastructure Investment Bank	6.00	12-8-2031	INR	185,000,000	2,020,693
The accompanying notes are an integral part of these financial statements.
28 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal		Value
Multi-national(continued)
European Bank for Reconstruction & Development	5.00%	1-27-2025	BRL	8,225,000	$1,539,858
European Bank for Reconstruction & Development	5.25	1-12-2027	INR	185,000,000	2,066,948
European Bank for Reconstruction & Development	6.30	10-26-2027	INR	185,000,000	2,143,853
European Investment Bank	6.50	9-28-2032	ZAR	55,500,000	2,365,737
European Investment Bank	7.25	1-23-2030	ZAR	30,000,000	1,446,825
European Investment Bank	8.00	5-5-2027	ZAR	49,000,000	2,571,662
European Investment Bank	8.13	12-21-2026	ZAR	16,000,000	846,809
Inter-American Development Bank	5.70	11-12-2024	INR	150,000,000	1,771,781
International Bank for Reconstruction & Development	5.75	1-14-2028	BRL	15,000,000	2,518,143
International Bank for Reconstruction & Development	6.75	2-9-2029	ZAR	60,000,000	2,897,706
International Bank for Reconstruction & Development	8.25	12-21-2026	ZAR	15,000,000	793,159
International Bank for Reconstruction & Development	9.50	2-9-2029	BRL	22,000,000	4,213,894
International Finance Corp.	10.75	2-15-2028	BRL	8,000,000	1,603,205
					30,841,915
Total foreign corporate bonds and notes (Cost $33,573,932)					31,666,328
Foreign government bonds: 19.47%
Colombia: 3.85%
Colombia TES	5.75	11-3-2027	COP	24,000,000,000	4,879,458
Colombia TES	6.00	4-28-2028	COP	9,000,000,000	1,810,392
Colombia TES	7.75	9-18-2030	COP	17,000,000,000	3,460,457
					10,150,307
Hungary: 1.74%
Hungary	1.50	4-22-2026	HUF	1,920,000,000	4,580,487
Indonesia: 3.41%
Indonesia	5.50	4-15-2026	IDR	30,000,000,000	1,823,683
Indonesia	7.00	9-15-2030	IDR	115,000,000,000	7,169,817
					8,993,500
Mexico: 4.64%
Mexico	7.50	5-26-2033	MXN	68,500,000	3,175,149
Mexico	7.75	5-29-2031	MXN	85,000,000	4,105,450
Mexico	8.00	7-31-2053	MXN	33,500,000	1,493,350
Mexico	8.50	5-31-2029	MXN	67,000,000	3,452,754
					12,226,703
New Zealand: 1.32%
New Zealand	3.50	4-14-2033	NZD	7,000,000	3,466,918
Romania: 3.90%
Romania	3.65	9-24-2031	RON	18,500,000	3,166,631
Romania	5.00	2-12-2029	RON	20,000,000	3,908,584
Romania	7.20	10-30-2033	RON	14,850,000	3,183,926
					10,259,141
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 29

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal		Value
United Kingdom: 0.61%
U.K. Gilts	3.75%	10-22-2053	GBP	1,625,000	$1,598,848
Total foreign government bonds (Cost $53,308,937)					51,275,904
Loans: 18.80%
Communications: 1.81%
Advertising: 0.18%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month+3.50%)±	9.14	8-21-2026		$494,859	474,238
Internet: 0.89%
Arches Buyer, Inc. (U.S. SOFR 1 Month+3.25%)±	8.67	12-6-2027		2,404,052	2,332,364
Media: 0.34%
Hubbard Radio LLC (1 Month LIBOR+4.25%)±	9.69	3-28-2025		1,076,477	905,586
Telecommunications: 0.40%
Altice France SA (3 Month LIBOR+3.69%)±	9.34	1-31-2026		254,359	237,083
Connect Finco Sarl (U.S. SOFR 1 Month+3.50%)±	8.82	12-11-2026		844,375	823,004
					1,060,087
Consumer, cyclical: 2.84%
Airlines: 2.27%
American Airlines, Inc. (U.S. SOFR 3 Month+4.75%)±	10.43	4-20-2028		1,288,800	1,304,910
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%)±	10.80	6-21-2027		2,163,750	2,226,585
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.17	10-20-2027		2,405,895	2,461,543
					5,993,038
Apparel: 0.11%
Crocs, Inc. (U.S. SOFR 3 Month+3.00%)±	8.54	2-20-2029		305,714	306,048
Entertainment: 0.26%
Cinemark USA, Inc. (U.S. SOFR 3 Month+3.75%)±	9.14	5-24-2030		676,600	674,908
Leisure time: 0.05%
Carnival Corp. (U.S. SOFR 1 Month+3.00%)‡±	8.34	8-8-2027		124,688	122,350
Retail: 0.15%
PetSmart, Inc. (U.S. SOFR 1 Month+3.75%)±	9.17	2-11-2028		395,949	390,588
Consumer, non-cyclical: 5.27%
Commercial services: 3.09%
Allied Universal Holdco LLC (U.S. SOFR 1 Month+3.75%)±	9.17	5-12-2028		1,622,644	1,538,072
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%)±	12.45	3-23-2027		4,781,868	4,859,574
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+4.25%)±	9.92	9-1-2028		640,000	592,711
PECF USS Intermediate Holding III Corp. (U.S. SOFR 3 Month+4.25%)±	9.89	12-15-2028		344,124	259,084
Sotheby’s (U.S. SOFR 3 Month+4.50%)±	10.16	1-15-2027		907,679	876,191
					8,125,632
The accompanying notes are an integral part of these financial statements.
30 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Food: 0.67%
B&G Foods, Inc. (U.S. SOFR 1 Month+2.50%)±	7.83%	10-10-2026	$1,800,000	$1,757,574
Healthcare-products: 0.99%
Bausch & Lomb Corp. (U.S. SOFR 3 Month+3.25%)±	8.76	5-10-2027	888,750	849,449
Medline Borrower LP (U.S. SOFR 1 Month+3.25%)±	8.69	10-23-2028	1,779,434	1,767,209
				2,616,658
Healthcare-services: 0.52%
Surgery Center Holdings, Inc. (U.S. SOFR 1 Month+3.75%)±	9.20	8-31-2026	1,361,483	1,359,400
Energy: 1.59%
Pipelines: 1.59%
AL NGPL Holdings LLC (U.S. SOFR 1 Month+3.50%)±	8.83	4-13-2028	674,407	670,475
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%)±	9.82	9-29-2028	793,949	793,806
GIP III Stetson I LP (U.S. SOFR 1 Month+4.25%)±	9.57	10-5-2028	1,295,000	1,285,689
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month+4.50%)±	9.92	9-19-2029	540,400	536,444
Prairie ECI Acquiror LP (U.S. SOFR 1 Month+4.75%)±	10.17	3-11-2026	900,000	896,625
				4,183,039
Financial: 2.81%
Diversified financial services: 0.62%
Resolute Investment Managers, Inc. (3 Month LIBOR+4.25%)±	9.79	4-30-2024	2,434,782	1,503,478
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+8.00%)‡±	13.38	4-30-2025	923,070	138,460
				1,641,938
Insurance: 1.84%
Asurion LLC (U.S. SOFR 1 Month+3.25%)±	8.69	12-23-2026	2,307,828	2,227,055
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.69	1-31-2028	460,000	398,392
BroadStreet Partners, Inc. (U.S. SOFR 1 Month+4.00%)±	9.32	1-27-2029	882,788	879,662
HUB International Ltd. (U.S. SOFR 3 Month+4.00%)±	9.37	11-10-2029	496,250	495,342
HUB International Ltd. (U.S. SOFR 3 Month+4.25%)±	9.66	6-20-2030	840,000	839,404
				4,839,855
REITS: 0.35%
Starwood Property Trust, Inc. (U.S. SOFR 1 Month+3.25%)±	8.57	11-18-2027	927,987	921,612
Industrial: 2.83%
Aerospace/defense: 0.97%
Spirit Aerosystems, Inc. (U.S. SOFR 3 Month+4.25%)±	9.63	1-15-2027	2,574,000	2,563,061
Building materials: 0.71%
Cornerstone Building Brands, Inc. (U.S. SOFR 1 Month+3.25%)±	8.68	4-12-2028	1,970,354	1,867,738
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 31

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Environmental control: 0.23%
MIP V Waste Holdings LLC (U.S. SOFR 1 Month+3.25%)±	8.69%	12-8-2028	$593,487	$590,520
Machinery-diversified: 0.32%
TK Elevator U.S. Newco, Inc. (6 Month LIBOR+3.50%)±	9.38	7-30-2027	855,395	848,876
Packaging & containers: 0.60%
Clydesdale Acquisition Holdings, Inc. (U.S. SOFR 1 Month+4.18%)±	9.60	4-13-2029	1,633,593	1,577,920
Technology: 1.65%
Software: 1.65%
Applied Systems, Inc. (U.S. SOFR 3 Month+4.50%)±	9.89	9-18-2026	2,794,126	2,798,317
Athenahealth Group, Inc. (U.S. SOFR 1 Month+3.25%)±	8.58	2-15-2029	775,015	749,688
Genesys Cloud Services Holdings II LLC (U.S. SOFR 1 Month+4.00%)±	9.32	12-1-2027	794,529	793,202
				4,341,207
Total loans (Cost $50,969,417)				49,494,237
Non-agency mortgage-backed securities: 3.96%
Banc of America Funding Trust Series 2005-5 Class 1A1	5.50	9-25-2035	67,790	63,251
Banc of America Funding Trust Series 2005-D Class A1±±	4.67	5-25-2035	111,751	100,939
Banc of America Mortgage Trust Series 2003-C Class 1A1±±	4.62	4-25-2033	181,050	169,421
Bank Series 2017-BNK6 Class D144A	3.10	7-15-2060	1,000,000	674,868
BX Trust Series 2021-ARIA Class A (U.S. SOFR 1 Month+1.01%)144A±	6.35	10-15-2036	1,000,000	967,464
BX Trust Series 2022-CLS Class C144A	6.79	10-13-2027	750,000	652,342
CHL Mortgage Pass-Through Trust Series 2003-48 Class 2A2±±	6.02	10-25-2033	24,632	13,991
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C144A±±	2.53	9-10-2045	813,847	720,255
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-AR25 Class 1A1±±	4.11	9-25-2032	210,541	187,352
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15 Class 3A1±±	5.40	6-25-2033	13,147	12,441
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR9 Class 2A2±±	5.08	3-25-2033	7,368	7,092
CSMC OA LLC Series 2014-USA Class D144A	4.37	9-15-2037	750,000	514,655
Global Mortgage Securitization Ltd. Series 2004-A Class A2 (U.S. SOFR 1 Month+0.43%)144A±	5.76	11-25-2032	17,065	16,408
GS Mortgage Securities Corportation Trust Series 2020- DUNE Class D (U.S. SOFR 1 Month+2.01%)144A±	7.35	12-15-2036	1,000,000	960,591
GS Mortgage Securities Trust Series 2010-C1 Class X144Aƒ±±	0.45	8-10-2043	662,091	1,817
GS Mortgage Securities Trust Series 2019-GSA1 Class C±±	3.81	11-10-2052	1,000,000	719,144
Hudsons Bay Simon JV Trust Series 2015-HB10 Class A10144A	4.15	8-5-2034	1,000,000	858,489
JP Morgan Mortgage Trust Series 2004-A3 Class 3A3±±	4.88	7-25-2034	7,832	7,301
The accompanying notes are an integral part of these financial statements.
32 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities(continued)
JP Morgan Mortgage Trust Series 2005-A3 Class 11A2±±	5.48%	6-25-2035	$58,966	$53,483
JPMBB Commercial Mortgage Securities Trust Series 2013- C17 Class B±±	4.84	1-15-2047	50,000	45,095
Master Alternative Loans Trust Series 2005-1 Class 5A1	5.50	3-25-2036	426	347
MASTR Adjustable Rate Mortgages Trust Series 2003-6 Class 3A1±±	3.43	12-25-2033	28,965	27,482
MASTR Adjustable Rate Mortgages Trust Series 2003-6 Class 4A2±±	3.81	1-25-2034	1,649	1,549
MASTR Adjustable Rate Mortgages Trust Series 2004-13 Class 3A7±±	5.41	11-21-2034	3,282	3,017
Med Trust Series 2021-MDLN Class B (U.S. SOFR 1 Month+1.56%)144A±	6.90	11-15-2038	1,000,200	968,869
Merrill Lynch Mortgage Investors Trust Series 2003-G Class A2 (6 Month LIBOR+0.68%)±	6.18	1-25-2029	12,064	11,533
MFA Trust Series 2022-NQM1 Class M1144A±±	4.25	12-25-2066	1,000,000	703,552
Morgan Stanley Capital I Trust Series 2014-150E Class A144A	3.91	9-9-2032	1,000,000	760,000
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A±±	6.30	9-25-2034	10,740	10,415
Sequoia Mortgage Trust Series 2003-1 Class 1A (U.S. SOFR 1 Month+0.87%)±	6.21	4-20-2033	2,994	2,660
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE Class D144A±±	4.39	1-5-2043	1,000,000	497,022
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A±±	3.67	3-25-2034	8,816	7,910
Vendee Mortgage Trust Series 2003-2ƒ±±	0.47	5-15-2033	1,054,212	15,220
Verus Securitization Trust Series 2021-1 Class A2144A±±	1.05	1-25-2066	346,849	286,929
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	50,068	49,675
WFLD Mortgage Trust Series 2014-MONT Class B144A±±	3.75	8-10-2031	490,000	333,200
Total non-agency mortgage-backed securities (Cost $12,624,371)				10,425,779

	Expiration date	Shares
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights♦†	12-5-2025	4,219	0
Intelsat Jackson Holdings SA Series B Contingent Value Rights♦†	12-5-2025	4,219	0
Total rights (Cost $0)			0
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 33

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 11.73%
Communications: 0.67%
Internet: 0.29%
Prosus NV144A	4.19%	1-19-2032	$1,000,000	$768,161
Telecommunications: 0.38%
Altice France SA144A	8.13	2-1-2027	1,170,000	986,269
Intelsat Jackson Holdings SA♦†	5.50	8-1-2023	4,300,000	0
				986,269
Consumer, cyclical: 4.37%
Airlines: 1.28%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	2,276,000	2,415,405
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50	4-20-2026	283,334	275,527
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	890,000	681,893
				3,372,825
Entertainment: 0.60%
Banijay Entertainment SASU144A	8.13	5-1-2029	1,040,000	1,013,987
Genm Capital Labuan Ltd.144A	3.88	4-19-2031	750,000	568,044
				1,582,031
Leisure time: 2.49%
Carnival Corp.144A	4.00	8-1-2028	760,000	661,063
Carnival Corp.144A	6.00	5-1-2029	1,285,000	1,085,563
Carnival Corp.144A	7.00	8-15-2029	275,000	269,649
Carnival Corp.144A	7.63	3-1-2026	395,000	384,095
NCL Corp. Ltd.144A	8.13	1-15-2029	235,000	229,594
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	130,000	119,805
Royal Caribbean Cruises Ltd.144A	5.50	4-1-2028	1,885,000	1,718,840
Royal Caribbean Cruises Ltd.144A	9.25	1-15-2029	600,000	626,303
Royal Caribbean Cruises Ltd.144A	11.63	8-15-2027	1,350,000	1,464,163
				6,559,075
Consumer, non-cyclical: 0.58%
Pharmaceuticals: 0.58%
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	728,000	722,784
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	280,000	267,693
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	530,000	524,738
				1,515,215
Energy: 0.89%
Oil & gas: 0.30%
Borr IHC Ltd./Borr Finance LLC144A%%	10.00	11-15-2028	800,000	796,186
Pipelines: 0.59%
Northriver Midstream Finance LP144A	5.63	2-15-2026	1,631,000	1,541,295
The accompanying notes are an integral part of these financial statements.
34 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Financial: 2.15%
Banks: 0.92%
ABN AMRO Bank NV144A	4.80%	4-18-2026	$750,000	$715,050
Macquarie Group Ltd. (U.S. SOFR+2.21%)144A±	5.11	8-9-2026	1,000,000	983,636
NatWest Group PLC (5 Year Treasury Constant Maturity+2.35%)±	3.03	11-28-2035	1,000,000	732,616
				2,431,302
Diversified financial services: 0.96%
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	1,755,000	1,548,425
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	990,000	986,782
				2,535,207
Insurance: 0.27%
Fairfax Financial Holdings Ltd.	4.85	4-17-2028	750,000	707,755
Industrial: 1.98%
Aerospace/defense: 0.34%
Bombardier, Inc.144A	7.13	6-15-2026	935,000	899,644
Electronics: 0.70%
Sensata Technologies BV144A	4.00	4-15-2029	1,370,000	1,164,647
Sensata Technologies BV144A	5.88	9-1-2030	755,000	689,567
				1,854,214
Packaging & containers: 0.44%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	4.00	9-1-2029	635,000	476,294
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	715,000	675,688
				1,151,982
Trucking & leasing: 0.50%
Fly Leasing Ltd.144A	7.00	10-15-2024	1,430,000	1,315,600
Technology: 0.26%
Semiconductors: 0.26%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.50	1-15-2028	750,000	675,658
Utilities: 0.83%
Electric: 0.70%
Drax Finco PLC144A	6.63	11-1-2025	1,915,000	1,843,187
Water: 0.13%
Veolia Environnement SA	6.75	6-1-2038	350,000	346,355
Total yankee corporate bonds and notes (Cost $33,268,103)				30,881,961
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 35

Portfolio of investments—October 31, 2023

	Interest rate	Maturity date	Principal	Value
Yankee government bonds: 0.27%
Trinidad and Tobago: 0.27%
Trinidad & Tobago144A	4.50%	8-4-2026	$750,000	$714,433
Total yankee government bonds (Cost $747,822)				714,433

		Yield	Shares
Short-term investments: 6.26%
Investment companies: 6.26%
Allspring Government Money Market Fund Select Class♠∞##		5.29	16,466,965	16,466,965
Total short-term investments (Cost $16,466,965)				16,466,965
Total investments in securities (Cost $412,021,128)	145.01%			381,794,601
Other assets and liabilities, net	(45.01)			(118,497,667)
Total net assets	100.00%			$263,296,934

±	Variable rate investment. The rate shown is the rate in effect at period end.
ƒ
Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
†	Non-income-earning security
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
%%	The security is purchased on a when-issued basis.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
BRL	Brazilian real
COP	Colombian peso
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
HUF	Hungarian forint
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
NZD	New Zealand dollar
REIT	Real estate investment trust
RON	Romanian lei
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
The accompanying notes are an integral part of these financial statements.
36 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$15,807,130	$109,272,870	$(108,613,035)	$0	$0	$16,466,965	16,466,965	$363,440
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 37

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $395,554,163)	$365,327,636
Investments in affiliated securities, at value (cost $16,466,965)	16,466,965
Cash	7,635
Foreign currency, at value (cost $264,837)	264,948
Receivable for interest	6,822,533
Receivable for investments sold	794,163
Principal paydown receivable	2,320
Prepaid expenses and other assets	25,944
Total assets	389,712,144
Liabilities
Secured borrowing payable	119,000,000
Payable for investments purchased	4,348,529
Dividends payable	1,832,704
Advisory fee payable	179,000
Administration fee payable	16,273
Accrued expenses and other liabilities	1,038,704
Total liabilities	126,415,210
Total net assets	$263,296,934
Net assets consist of
Paid-in capital	$366,226,605
Total distributable loss	(102,929,671)
Total net assets	$263,296,934
Net asset value per share
Based on $263,296,934 divided by 28,066,291 shares issued and outstanding (100,000,000 shares authorized)	$9.38
The accompanying notes are an integral part of these financial statements.
38 | Allspring Multi-Sector Income Fund

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $103,590)	$27,735,674
Income from affiliated securities	363,440
Total investment income	28,099,114
Expenses
Advisory fee	2,158,512
Administration fee	196,228
Custody and accounting fees	72,934
Professional fees	102,809
Shareholder report expenses	29,173
Trustees’ fees and expenses	20,738
Transfer agent fees	44,722
Interest expense	6,660,120
Other fees and expenses	7,317
Total expenses	9,292,553
Net investment income	18,806,561
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(18,915,677)
Foreign currency and foreign currency translations	(37,187)
Net realized losses on investments	(18,952,864)
Net change in unrealized gains (losses) on
Unaffiliated securities	20,361,080
Foreign currency and foreign currency translations	47,235
Net change in unrealized gains (losses) on investments	20,408,315
Net realized and unrealized gains (losses) on investments	1,455,451
Net increase in net assets resulting from operations	$20,262,012
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 39

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023	Year ended October 31, 2022
Operations
Net investment income	$18,806,561	$20,484,143
Net realized losses on investments	(18,952,864)	(20,442,877)
Net change in unrealized gains (losses) on investments	20,408,315	(56,281,688)
Net increase (decrease) in net assets resulting from operations	20,262,012	(56,240,422)
Distributions to shareholders from
Net investment income and net realized gains	(13,814,098)	(19,884,690)
Tax basis return of capital	(9,009,943)	(10,851,209)
Total distributions to shareholders	(22,824,041)	(30,735,899)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	185,562	383,596
Cost of shares repurchased	0	(674,908)
Net increase (decrease) from capital share transactions	185,562	(291,312)
Total decrease in net assets	(2,376,467)	(87,267,633)
Net assets
Beginning of period	265,673,401	352,941,034
End of period	$263,296,934	$265,673,401
The accompanying notes are an integral part of these financial statements.
40 | Allspring Multi-Sector Income Fund

Statement of cash flows—year ended October 31, 2023
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$20,262,012
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(177,966,277)
Proceeds from the sales of long-term securities	177,633,690
Paydowns	3,824,220
Amortization, net	(1,336,867)
Purchases and sales of short-term securities, net	(659,835)
Decrease in receivable for investments sold	549,044
Decrease in principal paydown receivable	1,861
Increase in receivable for dividends and interest	(666,905)
Increase in prepaid expenses and other assets	(9,540)
Increase in payable for investments purchased	2,225,287
Decrease in trustees’ fees and expenses payable	(3,127)
Increase in advisory fee payable	530
Increase in administration fee payable	48
Increase in accrued expenses and other liabilities	452,613
Proceeds from foreign currency transactions	10,048
Net realized losses on unaffiliated securities	18,915,677
Net realized losses on foreign currency and foreign currency translations	37,187
Net change in unrealized gains (losses) on unaffiliated securities	(20,361,080)
Net change in unrealized gain (losses) on foreign currency and foreign currency translations	(47,235)
Net cash provided by operating activities	22,861,351
Cash flows from financing activities
Cash distributions paid	(22,946,726)
Net cash used in financing activities	(22,946,726)
Net decrease in cash	(85,375)
Cash (including foreign currency)
Beginning of period	357,958
End of period	$272,583
Supplemental cash disclosure
Cash paid for interest	$5,969,622
Supplemental non-cash financing disclosure
Reinvestment of dividends	$185,562
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 41

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.47	$12.57	$12.14	$13.21	$13.10
Net investment income	0.67 [1]	0.73 [1]	0.79 [1]	0.76 [1]	0.81 [1]
Net realized and unrealized gains (losses) on investments	0.05	(2.73)	0.75	(0.86)	0.48
Total from investment operations	0.72	(2.00)	1.54	(0.10)	1.29
Distributions to shareholders from
Net investment income	(0.49)	(0.71)	(0.81)	(0.65)	(0.70)
Tax basis return of capital	(0.32)	(0.39)	(0.31)	(0.52)	(0.52)
Total distributions to shareholders	(0.81)	(1.10)	(1.12)	(1.17)	(1.22)
Anti-dilutive effect of shares repurchased	0.00	0.00 [2]	0.01	0.20	0.04
Net asset value, end of period	$9.38	$9.47	$12.57	$12.14	$13.21
Market value, end of period	$8.70	$8.97	$13.34	$10.85	$12.67
Total return based on market value[3]	5.74%	(25.38)%	34.28%	(5.09)%	20.91%
Ratios to average net assets (annualized)
Expenses*	3.40%	1.64%	1.19%	1.75%	2.29%
Net investment income*	6.88%	6.71%	6.14%	6.15%	6.17%
Supplemental data
Portfolio turnover rate	42%	40%	47%	36%	26%
Net assets, end of period (000s omitted)	$263,297	$265,673	$352,941	$344,553	$403,907
Borrowings outstanding, end of period (000s omitted)	$119,000	$119,000	$139,000	$139,000	$173,000
Asset coverage per $1,000 of borrowing, end of period	$3,213	$3,233	$3,539	$3,479	$3,335

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2023	2.44%
Year ended October 31, 2022	0.74%
Year ended October 31, 2021	0.32%
Year ended October 31, 2020	0.80%
Year ended October 31, 2019	1.32%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
42 | Allspring Multi-Sector Income Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the
Allspring Multi-Sector Income Fund | 43

Notes to financial statements
participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $414,150,970 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$8,940,154
Gross unrealized losses	(41,296,523)
Net unrealized losses	$(32,356,369)
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $19,125,814 in short-term capital losses and $49,540,498 in long-term capital losses.
44 | Allspring Multi-Sector Income Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$404,412	$0	$404,412
Asset-backed securities	0	13,007,730	0	13,007,730
Common stocks
Communication services	0	0	0	0
Energy	496,372	0	0	496,372
Corporate bonds and notes	0	176,960,480	0	176,960,480
Foreign corporate bonds and notes	0	31,666,328	0	31,666,328
Foreign government bonds	0	51,275,904	0	51,275,904
Loans	0	49,233,427	260,810	49,494,237
Non-agency mortgage-backed securities	0	10,425,779	0	10,425,779
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	30,881,961	0	30,881,961
Yankee government bonds	0	714,433	0	714,433
Short-term investments
Investment companies	16,466,965	0	0	16,466,965
Total assets	$16,963,337	$364,570,454	$260,810	$381,794,601
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, loans with a market value of $1,503,748 were transferred from Level 3 to Level 2 due to an increase in the number of market contributors.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Allspring Global Investments (UK) Limited, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is also a subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.
Allspring Multi-Sector Income Fund | 45

Notes to financial statements
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the years ended October 31, 2023 and October 31, 2022, the Fund issued 18,979 and 34,494 shares, respectively, pursuant to the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic dividend reinvestment plan”.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2023, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended October 31, 2022, the Fund purchased 71,217 of its shares on the open market at a total cost of $674,908.
6.
BORROWINGS
The Fund has borrowed $119,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $119,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2023 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended October 31, 2023, the Fund had average borrowings outstanding of $119,000,000 at an average interest rate of 5.60% and recorded interest in the amount of $6,660,120, which represents 2.44% of its average daily net assets.
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $177,966,277 and $158,817,369, respectively.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:
	Year ended October 31
	2023	2022
Ordinary income	$13,814,098	$19,884,690
Tax basis return of capital	9,009,943	10,851,209
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Capital loss carryforward
$(32,395,160)	$(68,666,312)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
46 | Allspring Multi-Sector Income Fund

Notes to financial statements
10.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
October 27,2023	November 14,2023	December 1,2023	$0.06497
November 15,2023	December 12,2023	January 2,2024	0.06498
These distributions are not reflected in the accompanying financial statements.
Allspring Multi-Sector Income Fund | 47

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Multi-Sector Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Multi-Sector Income Fund (the Fund), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
48 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended October 31, 2023, $8,946,506 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Recent amendments to the Fund’s by-laws
On December 19, 2023, the Board of Trustees of the Fund approved the adoption of Amended and Restated By-Laws of the Fund (the “By-Laws”).  The By-Laws, among other things, contain modified procedural and informational requirements in connection with any advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a Trustee nomination, the nominee. Any shareholder considering making a Trustee nomination or other proposal should carefully review and comply with those provisions of the By-Laws. Furthermore, in determining whether a particular nominee is qualified to serve as a Trustee, the Board has an interest in the nominee’s background, skills, experience and other attributes in light of the composition of the Board. The By-Laws now include qualifications and requirements for Trustee eligibility. Additionally, the By-Laws have changed the voting standard required for election as a Trustee. The By-Laws now provide that the affirmative vote of a majority of shares outstanding and entitled to vote in an election is required to elect a Trustee. The new voting standard will apply to all future elections of Trustees. The foregoing discussion is only a high-level summary of certain aspects of the By-Laws and is qualified in its entirety by reference to the By-Laws. Shareholders should refer to the By-Laws for more information, which can be found in a Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission (available at www.sec.gov).
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Allspring Multi-Sector Income Fund | 49

Other information (unaudited)
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

50 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A

Allspring Multi-Sector Income Fund | 51

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Multi-Sector Income Fund | 53

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Multi-Sector Income Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements.  In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”), (ii) an investment sub-advisory agreement with Allspring Global Investments, LLC (“AGI”), an affiliate of Allspring Funds Management; and (iii) an investment sub-advisory agreement with Allspring Global Investments International (UK) Limited (“AGI International”), an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreements with AGI and AGI International (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Advisers and the approval of the Advisory Agreements.  Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters.  The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year.  The Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023.  In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports.  In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year.  The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Advisers under the Advisory Agreements.  This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Advisers are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

54 | Allspring Multi-Sector Income Fund

Other information (unaudited)
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
The Board considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.  The Board evaluated the ability of Allspring Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Advisers. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Advisers’ business continuity plans and their approaches to data privacy and cybersecurity. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Allspring Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups.  The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Custom Peer Group for all periods under review.  The Board also noted that the investment performance of the Fund was higher than its benchmark, the Multi-Sector Income Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the one-year period, which was lower than its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees.  The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”).  Broadridge is an independent provider of investment company data.  The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year.  Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”).  The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level.  The Board noted that the Management Rate of the Fund was lower than the average rates for the Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Advisers, and about Allspring Funds Management’s on-going oversight services.  Given the affiliation between Allspring Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate were reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.

Allspring Multi-Sector Income Fund | 55

Other information (unaudited)
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate, which was reduced in 2019. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund.  Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund.  The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

56 | Allspring Multi-Sector Income Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Multi-Sector Income Fund | 57

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-sorycedg 12-23
AR143 10-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Multi-Sector Income Fund has determined that that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
Audit fees	$64,130	$62,570
Audit-related fees	—	—
Tax fees (1)	$4,700	$4,565
All other fees	—	—

	$68,830	$67,135

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth
Jane A. Freeman
Isaiah Harris, Jr.
David F. Larcker
Olivia S. Mitchell
Timothy J. Penny
James G. Polisson
Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Allspring Multi-Sector Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions,) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	Stewardship[5] evaluates the matter for materiality and any other relevant considerations.

b.

If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]	The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s).

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

The Allspring Proxy Policy and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring may have other relationships with the issuer of the proxy (e.g. the issuer may be a corporate pension fund client of Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates. The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections.

Vendor Oversight

The Stewardship Team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Allspring Proxy Governance Committee: March 2023

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS (as of October 31, 2023)

Christopher Y. Kauffman, CFA

Christopher Kauffman is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Christopher joined WFAM from Tattersall Advisory Group, where he served in a similar role. Before that, he was an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He began his investment industry career in 1997. Christopher earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute.

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income - Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael Lee

Michael Lee is a portfolio manager and head of trading for the Global Fixed Income team at Allspring Global Investments. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM from Evergreen Investments. Prior to that, Michael worked at Northern Trust Co. He has held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Alex Perrin

Alex Perrin is a portfolio manager and the head of Rates & FX for the Global Fixed Income team at Allspring Global Investments. In this role, he is responsible for developing investment strategies, macro portfolio allocation, portfolio positioning, and risk management. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Alex began his investment industry career in 1992. He earned a bachelor’s degree in mathematics and computer science from Hull University. Alex is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Michael Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Lauren van Biljon, CFA

Lauren van Biljon is a portfolio manager for the Global Fixed Income team at Allspring Global Investments. In this role, she is responsible for macro portfolio allocation, portfolio positioning, and risk management for rates and FX. Lauren joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, she was at Evergreen Investments. Prior to that, Lauren served as an emerging market analyst with 4Cast Ltd. She began her investment industry career in 2007. Lauren earned a bachelor’s degree in economics from the University of Cape Town and a master’s degree in economics from the University of Edinburgh. Lauren has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of the Society of Technical Analysts.

Noah Wise, CFA

Noah Wise is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Noah joined WFAM as a research analyst and later became a portfolio manager. Prior to joining the firm, Noah worked as a lead market maker for Interactive Brokers. Noah began his investment industry career in 2001. He earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. Noah has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent fiscal year ended October 31, 2023.

Christopher Y Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	9	0	5
Total assets of above accounts (millions)	$7,764.08	$0.00	$293.91

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	24
Total assets of above accounts (millions)	$3,107.41	$207.96	$305.44

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$140.62

Michael Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	2	6
Total assets of above accounts (millions)	$99.11	$300.09	$1,325.28

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.00	$0.00	$1,081.14

Alex Perrin

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	2	6
Total assets of above accounts (millions)	$86.65	$300.09	$1,325.28

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.00	$0.00	$1,081.14

Michael J Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	14	5	25
Total assets of above accounts (millions)	$9,747.90	$313.30	$306.34

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$140.62

Lauren van Biljon

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	2	6
Total assets of above accounts (millions)	$86.65	$300.09	$1,325.28

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.00	$0.00	$1,018.14

Noah Wise

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	2	9
Total assets of above accounts (millions)	$6,790.12	$188.58	$1,082.87

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2023:

Christopher Y Kauffman	None
Chris Lee	$100,001 and $500,000
Michael Lee	None
Alex Perrin	None
Michael J Schueller	None
Lauren van Biljon	None
Noah Wise	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2022 to 11/30/2022	0	0	0	2,737,991
12/1/2022 to 12/31/2022	0	0	0	2,737,991
1/1/2023 to 1/31/2023	0	0	0	1,402,608
2/1/2023 to 2/28/2023	0	0	0	1,402,608
3/1/2023 to 3/31/2023	0	0	0	1,402,608
4/1/2023 to 4/30/2023	0	0	0	1,402,608
5/1/2023 to 5/31/2023	0	0	0	1,402,608
6/1/2023 to 6/30/2023	0	0	0	1,402,608
7/1/2023 to 7/31/2023	0	0	0	1,402,608
8/1/2023 to 8/31/2023	0	0	0	1,402,608
9/1/2023 to 9/30/2023	0	0	0	1,402,608
10/1/2023 to 10/31/2023	0	0	0	1,402,608
Total	0	0	0	1,402,608

On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Multi-Sector Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Multi-Sector Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 27, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: December 27, 2023